UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

iShares Developed Real Estate Index Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2019

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	iShares Developed Real Estate Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2018	iShares Developed Real Estate Index Fund

Investment Objective

iShares Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended July 31, 2018, the Fund’s Institutional Shares returned 1.50%, Investor A Shares returned 1.36% and Class K Shares returned 1.54%. The benchmark FTSE EPRA/NAREIT Developed Index returned 1.21% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the first quarter of 2018, European equity markets fell in-line with the broader market amid increased market volatility and trade protectionism worries. In the Eurozone, sovereign bonds in the region sold-off. The benchmark 10-year German bund yield increased 0.07% while the same tenor of gilts increased 0.16%. On the economic front, gross domestic product growth stabilized while Purchasing Managers’ Indexes were slightly weaker. Still, consumer confidence indicators remained relatively elevated by historical standards as the unemployment rate has continued its downward trajectory across the region.

In the Asia-Pacific region, Japanese equities posted solid gains. However, this was due to local currency appreciation, as the yen rallied over 6% against the U.S. dollar amid a flurry of safe haven bids and as the Bank of Japan announced a slight reduction in long-end bond purchasing. The local equity market declined roughly 5.8%, as measured by the Japanese Nikkei 225 Index, as the country faced both domestic and international headwinds. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

In the United States, the economy remained healthy in the first quarter of 2018 despite what the U.S. equity market’s lackluster performance would suggest. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit drove selling in U.S. Treasuries. The 10-year U.S. Treasury yield increased by 33 basis points in the first quarter to 2.75%.

In the second quarter of 2018, the uncertainty stemming from U.S. trade protectionism weighed on developed equity markets throughout the quarter. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal, all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the quarter. The formation of Italy’s populist coalition government intensified European political risk. Momentum for eurozone reform also showed signs of weakness as negotiations over immigration policy within the German coalition government broke down. Additionally, a stronger U.S. dollar — attributed to increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged developed market equity returns in the quarter.

Australian firms in the materials and energy sectors performed well as the country was spared from the U.S. steel and aluminum tariffs. Relatively strong U.K. growth was also supportive, apparent from the country reaching its lowest unemployment rate since 1975. Less positively, Japanese equities underperformed as cyclicals and export sensitive names were particularly hit by U.S. protectionism headlines.

In the United States, investors found confidence in strong economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic prints throughout the second quarter also indicated strong economic conditions. Additionally, core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The bank has also signaled two additional hikes this year. The average level of the Chicago Board Options Exchange Volatility Index was 15.3 in the second quarter of 2018, lower than the 17.4 experienced in first quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the FTSE EPRA/NAREIT Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	iShares Developed Real Estate Index Fund

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1-Year	Since Inception (c)
Institutional	1.50%	5.07%	5.09%
Investor A	1.36	4.78	4.84
Class K	1.54	5.13	5.13
FTSE EPRA/NAREIT Developed Index(d)	1.21	4.63	4.82

(a)	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the FTSE EPRA/NAREIT Developed Index and in depositary receipts representing securities of the FTSE EPRA/NAREIT Developed Index.

(c)	The Fund commenced operations on August 13, 2015.
(d)	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (e)
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (f)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (f)	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.00	$1.05	$1,000.00	$1,023.75	$1.05	0.21%
Investor A	1,000.00	1,013.60	2.45	1,000.00	1,022.36	2.46	0.49
Class K	1,000.00	1,015.40	0.70	1,000.00	1,024.10	0.70	0.14

(e)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(f)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Composition

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Simon Property Group, Inc.	4%
Prologis, Inc.	2
Public Storage	2
Unibail-Rodamco-Westfield	2
Digital Realty Trust, Inc.	2
Vonovia SE	2
AvalonBay Communities, Inc.	2
Equity Residential	2
Welltower, Inc.	2
Mitsui Fudosan Co. Ltd.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	53%
Japan	11
Hong Kong	8
United Kingdom	5
Australia	5
Germany	4
France	4
Canada	3
Singapore	2
Sweden	2
Switzerland	1
Belgium	1
Spain	1
Other(a)	2
Liabilities in excess of other assets	(2)

(a)	Other includes a 1% or less investment in each of the following countries: Netherlands, Ireland, Luxembourg, Austria, Finland, Israel, Norway, New Zealand, Italy and Jersey.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2018 and held through July 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) July 31, 2018	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.0%

Equity Real Estate Investment Trusts (REITs) — 77.4%
Acadia Realty Trust	104,122	$2,819,624
Activia Properties, Inc.	802	3,580,615
Advance Residence Investment Corp.	1,606	4,182,056
Aedifica SA	23,214	2,213,957
AEON REIT Investment Corp.	1,896	2,028,504
Agree Realty Corp.	38,596	2,054,851
Alexander’s, Inc.	2,732	1,012,151
Alexandria Real Estate Equities, Inc.	130,462	16,626,077
Allied Properties Real Estate Investment Trust	119,064	3,885,357
Alstria Office REIT-AG	201,203	3,123,937
American Assets Trust, Inc.	48,825	1,876,345
American Campus Communities, Inc.	174,472	7,196,970
American Homes 4 Rent, Class A	331,170	7,332,104
Americold Realty Trust	68,578	1,475,113
Apartment Investment & Management Co., Class A	199,992	8,529,659
Apple Hospitality REIT, Inc.	280,283	5,042,291
Aritis REIT	175,875	1,702,169
Ascendas Real Estate Investment Trust	3,064,371	6,201,316
Ashford Hospitality Trust, Inc.	108,373	856,147
Assura PLC	3,098,401	2,299,107
AvalonBay Communities, Inc.	176,964	31,296,083
Befimmo SA	24,801	1,490,654
Beni Stabili SpA SIIQ	1,320,758	1,162,590
Big Yellow Group PLC	192,410	2,400,473
Boardwalk REIT(a)	49,346	1,735,844
Boston Properties, Inc.	197,980	24,852,429
Brandywine Realty Trust	224,528	3,702,467
British Land Co. PLC	1,258,997	10,903,995
Brixmor Property Group, Inc.	386,681	6,840,387
BWP Trust	609,308	1,499,807
Camden Property Trust	113,738	10,531,001
Canadian Apartment Properties REIT	173,616	5,785,643
Capital & Regional PLC	650,492	405,130
CapitaLand Commercial Trust	3,010,118	3,877,373
CapitaLand Mall Trust	2,938,600	4,671,119
CBL & Associates Properties, Inc.(a)	222,945	1,215,050
CDL Hospitality Trusts(a)(b)	1,015,600	1,210,362
Champion REIT	2,482,000	1,690,522
Charter Hall Retail REIT	417,969	1,284,282
Chartwell Retirement Residences	271,990	3,203,203
Chatham Lodging Trust	57,419	1,236,805
Chesapeake Lodging Trust	76,495	2,449,370
Choice Properties Real Estate Investment Trust	348,884	3,341,734
Cofinimmo SA	28,540	3,737,531
Colony Capital, Inc.	629,141	3,875,509
Columbia Property Trust, Inc.	153,470	3,557,435
Comforia Residential REIT, Inc.	699	1,639,419
Cominar Real Estate Investment Trust	236,008	2,284,153
Corporate Office Properties Trust(a)	130,760	3,888,802
Cousins Properties, Inc.	535,492	4,990,785
Covivio	45,556	4,744,761
Crombie Real Estate Investment Trust	113,888	1,147,766
Cromwell Property Group	1,937,769	1,597,746
CubeSmart	232,851	7,069,356
Custodian Reit PLC	463,156	728,342
Daiwa House REIT Investment Corp.	2,243	5,548,619
Daiwa Office Investment Corp.	356	2,168,115
DCT Industrial Trust, Inc.	120,765	8,075,556
DDR Corp.	194,302	2,661,937
Derwent London PLC	129,745	5,310,618
Dexus	1,309,072	9,821,102
DiamondRock Hospitality Co.	252,923	3,014,842

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Digital Realty Trust, Inc.(a)	263,490	$31,992,956
Douglas Emmett, Inc.	203,238	7,893,764
Dream Global Real Estate Investment Trust	208,479	2,232,473
Dream Office Real Estate Investment Trust	57,830	1,066,044
Duke Realty Corp.	457,060	13,309,587
Easterly Government Properties, Inc.(a)	56,368	1,068,174
EastGroup Properties, Inc.	43,835	4,178,352
Education Realty Trust, Inc.	95,035	3,930,648
Empire State Realty Trust, Inc., Class A	171,115	2,852,487
Empiric Student Property PLC	782,811	976,104
EPR Properties	94,706	6,297,002
Equity LifeStyle Properties, Inc.	108,542	9,876,237
Equity Residential	460,035	30,100,090
Essex Property Trust, Inc.	84,251	20,258,153
Eurocommercial Properties NV CVA	60,883	2,577,206
Extra Space Storage, Inc.	156,320	14,689,390
F&C UK Real Estate Investment Ltd.	273,235	341,409
Federal Realty Investment Trust	93,326	11,712,413
First Industrial Realty Trust, Inc.	160,020	5,208,651
Forest City Realty Trust, Inc., Class A	273,388	6,826,498
Fortune Real Estate Investment Trust	1,689,000	2,109,775
Four Corners Property Trust, Inc.	79,779	1,986,497
Franklin Street Properties Corp.	138,146	1,217,066
Frontier Real Estate Investment Corp.	567	2,282,127
Fukuoka REIT Corp.	950	1,495,768
Gaming and Leisure Properties, Inc.	258,903	9,403,357
GCP Student Living PLC	504,220	985,819
Gecina SA	66,328	11,298,546
Getty Realty Corp.	43,073	1,234,041
GGP, Inc.	796,956	16,991,102
Global Net Lease, Inc.(a)	88,700	1,876,892
GLP J-REIT	3,856	4,121,538
Goodman Group	2,269,610	16,270,690
Government Properties Income Trust(a)	102,717	1,547,945
GPT Group	2,319,106	8,906,726
Gramercy Property Trust	205,493	5,628,453
Granite Real Estate Investment Trust	59,873	2,483,566
Great Portland Estates PLC	361,108	3,386,709
Green REIT PLC	907,331	1,597,847
H&R Real Estate Investment Trust	372,827	5,783,641
Hamborner REIT AG	100,269	1,069,237
Hammerson PLC	1,019,599	6,973,114
Hansteen Holdings PLC	507,287	732,423
HCP, Inc.	602,719	15,610,422
Healthcare Realty Trust, Inc.(a)	155,011	4,605,377
Healthcare Trust of America, Inc., Class A	261,186	7,135,602
Hersha Hospitality Trust	46,175	996,918
Hibernia REIT PLC	909,396	1,548,314
Highwoods Properties, Inc.	130,411	6,404,484
Hospitality Properties Trust	209,376	5,919,060
Host Hotels & Resorts, Inc.	938,494	19,652,064
Hudson Pacific Properties, Inc.	197,466	6,765,185
Hulic Reit, Inc.	1,264	1,955,459
ICADE	41,012	3,970,835
Immobiliare Grande Distribuzione SIIQ SpA	58,714	496,460
Independence Realty Trust, Inc.	116,174	1,179,166
Industrial & Infrastructure Fund Investment Corp.	2,030	2,191,005
Intervest Offices & Warehouses NV	20,598	539,532
Intu Properties PLC	1,156,223	2,649,730
Investa Office Fund	693,025	2,657,456
Investors Real Estate Trust	143,883	788,479
Invincible Investment Corp.	5,862	2,588,081
Invitation Homes, Inc.(a)	384,225	8,879,440
Irish Residential Properties REIT PLC	423,845	680,986

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) July 31, 2018	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Japan Excellent, Inc.	1,545	$1,986,158
Japan Hotel REIT Investment Corp.	5,154	3,779,406
Japan Logistics Fund, Inc.	1,118	2,161,408
Japan Prime Realty Investment Corp.	1,083	3,901,878
Japan Real Estate Investment Corp.	1,667	8,731,630
Japan Rental Housing Investments, Inc.	1,924	1,566,208
Japan Retail Fund Investment Corp.	3,377	6,170,012
JBG SMITH Properties	130,268	4,754,782
Kenedix Office Investment Corp.	451	2,735,468
Kenedix Retail REIT Corp.	668	1,459,644
Keppel REIT	2,515,100	2,163,239
Killam Apartment Real Estate Investment Trust	104,937	1,230,994
Kilroy Realty Corp.	124,541	9,085,266
Kimco Realty Corp.	520,851	8,693,003
Kite Realty Group Trust	103,252	1,741,861
Kiwi Property Group Ltd.	1,848,695	1,710,032
Klepierre SA	256,523	9,660,932
Land Securities Group PLC	914,765	11,310,562
Lar Espana Real Estate Socimi SA	116,230	1,236,813
LaSalle Hotel Properties	139,888	4,849,917
Leasinvest Real Estate SCA	2,586	293,927
Lexington Realty Trust(a)	270,390	2,376,728
Liberty Property Trust	188,884	8,095,568
Life Storage, Inc.	59,047	5,666,150
Link REIT	2,758,000	27,365,119
LondonMetric Property PLC	820,626	2,026,916
LTC Properties, Inc.	50,216	2,117,609
LXI REIT PLC	242,457	343,696
Macerich Co.	174,355	10,297,406
Mack-Cali Realty Corp.	115,935	2,257,254
Mapletree Commercial Trust	2,476,710	2,949,604
Mapletree Industrial Trust	1,668,600	2,454,300
Mapletree Logistics Trust	2,601,970	2,409,736
Medical Properties Trust, Inc.	465,264	6,704,454
MedicX Fund Ltd.	590,929	623,601
Mercialys SA	52,917	947,386
Merlin Properties Socimi SA	429,234	6,340,459
Mid-America Apartment Communities, Inc.	145,303	14,643,636
Mirvac Group	4,762,858	8,084,310
Monmouth Real Estate Investment Corp.	97,739	1,629,309
Mori Hills REIT Investment Corp.	1,846	2,281,735
Mori Trust Sogo REIT, Inc.	1,258	1,826,048
National Health Investors, Inc.	51,716	3,870,425
National Retail Properties, Inc.	196,135	8,749,582
National Storage Affiliates Trust	66,616	1,920,539
New Senior Investment Group, Inc.	97,960	693,557
NewRiver REIT PLC	373,423	1,342,973
Nippon Accommodations Fund, Inc.	565	2,675,229
Nippon Building Fund, Inc.	1,625	9,047,105
Nippon Prologis REIT, Inc.	2,406	4,869,537
Nomura Real Estate Master Fund, Inc.	5,275	7,472,700
Northview Apartment Real Estate Investment Trust	52,251	1,060,806
NorthWest Healthcare Properties Real Estate Investment Trust	117,074	1,004,379
NSI NV	22,928	894,142
Omega Healthcare Investors, Inc.(a)	250,133	7,426,449
Orix JREIT, Inc.	3,404	5,308,451
Paramount Group, Inc.	264,369	4,081,857
Park Hotels & Resorts, Inc.	257,439	8,052,692
Pebblebrook Hotel Trust(a)	86,857	3,348,337
Pennsylvania Real Estate Investment Trust(a)	88,513	940,008
Physicians Realty Trust(a)	235,256	3,707,635
Picton Property Income Ltd.	668,303	791,217
Piedmont Office Realty Trust, Inc., Class A	164,072	3,245,344

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Premier Investment Corp.	1,617	$1,633,039
Primary Health Properties PLC	945,284	1,404,509
Prologis, Inc.	679,630	44,597,321
PS Business Parks, Inc.	25,397	3,244,975
Public Storage	190,275	41,447,603
QTS Realty Trust, Inc., Class A	64,542	2,759,171
Ramco-Gershenson Properties Trust	104,984	1,380,540
RDI REIT PLC	1,563,808	730,717
Realty Income Corp.(a)	364,526	20,329,615
Regency Centers Corp.	194,623	12,383,862
Regional REIT Ltd.(c)	385,368	477,995
Retail Estates NV	8,383	757,888
Retail Opportunity Investments Corp.(a)	142,502	2,694,713
Retail Properties of America, Inc., Class A	280,446	3,519,597
Retail Value, Inc.(d)	18,778	620,425
Rexford Industrial Realty, Inc.	101,478	3,109,286
RioCan Real Estate Investment Trust	405,740	7,741,451
RLJ Lodging Trust	223,652	5,052,299
Ryman Hospitality Properties, Inc.	56,504	4,803,405
Sabra Health Care REIT, Inc.	228,989	4,948,452
Safestore Holdings PLC	261,511	1,922,013
Saul Centers, Inc.	15,011	799,786
Scentre Group	6,567,547	20,809,143
Schroder Real Estate Investment Trust Ltd.	668,090	549,817
Segro PLC	1,293,969	11,278,729
Sekisui House REIT, Inc.	4,546	2,939,487
Select Income REIT(a)	79,798	1,663,788
Senior Housing Properties Trust	301,214	5,373,658
Seritage Growth Properties, Class A(a)	41,641	1,761,831
Shaftesbury PLC	294,189	3,597,259
Shopping Centres Australasia Property Group	971,854	1,737,970
Simon Property Group, Inc.	395,171	69,633,082
SL Green Realty Corp.	109,464	11,286,833
SmartCentres Real Estate Investment Trust	151,202	3,526,516
Spirit MTA REIT(d)	55,832	557,762
Spirit Realty Capital, Inc.	544,396	4,556,595
STAG Industrial, Inc.	124,664	3,405,820
Standard Life Investment Property Income Trust Ltd.	496,756	612,244
Stockland	3,125,236	9,656,950
STORE Capital Corp.(a)	228,961	6,284,979
Summit Hotel Properties, Inc.	128,676	1,820,765
Sun Communities, Inc.	100,043	9,700,169
Sunstone Hotel Investors, Inc.	285,188	4,640,009
Suntec Real Estate Investment Trust	2,541,900	3,443,677
Tanger Factory Outlet Centers, Inc.(a)	117,017	2,790,855
Target Healthcare REIT Ltd.	417,880	608,822
Taubman Centers, Inc.	75,664	4,694,951
Terreno Realty Corp.	71,209	2,628,324
Tier REIT, Inc.	60,290	1,433,093
Tokyu REIT, Inc.	1,110	1,516,264
Triple Point Social Housing Reit PLC(a)(c)	246,424	346,085
Tritax Big Box REIT PLC	1,885,919	3,768,422
UDR, Inc.	340,006	13,083,431
Unibail-Rodamco-Westfield(b)(d)	43,500	9,657,047
Unibail-Rodamco-Westfield(b)	129,099	28,660,118
United Urban Investment Corp.	3,749	5,829,382
Universal Health Realty Income Trust	16,211	1,091,162
Urban Edge Properties	137,757	3,124,329
Urstadt Biddle Properties, Inc., Class A	37,717	839,580
Vastned Retail NV	22,442	1,019,020
Ventas, Inc.	456,295	25,725,912
VEREIT, Inc.(a)	1,245,711	9,504,775
VICI Properties, Inc.	349,567	7,113,688
Vicinity Centres	4,116,510	8,155,332

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) July 31, 2018	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Vornado Realty Trust	220,900	$15,887,128
Warehouses De Pauw CVA	21,821	2,929,700
Washington Prime Group, Inc.	233,911	1,878,305
Washington Real Estate Investment Trust(a)	101,759	3,102,632
Weingarten Realty Investors	151,834	4,588,423
Welltower, Inc.	477,158	29,870,091
Wereldhave Belgium NV	2,669	298,367
Wereldhave NV	51,989	1,930,001
Workspace Group PLC	153,917	2,191,671
WP Carey, Inc.	136,136	8,900,572
Xenia Hotels & Resorts, Inc.	135,728	3,310,406
Xior Student Housing NV	12,185	514,372

		1,504,026,772
Hotels, Restaurants & Leisure — 0.1%
Pandox AB	98,116	1,844,197

Real Estate Management & Development — 20.5%
ADLER Real Estate AG(d)	37,431	624,828
ADO Properties SA(c)	37,396	2,133,254
Aeon Mall Co. Ltd.	151,400	2,652,334
Allreal Holding AG(d)	18,348	2,854,695
Aroundtown SA	802,010	6,690,557
Azrieli Group Ltd.	46,985	2,250,411
CA Immobilien Anlagen AG	89,719	3,138,994
Capital & Counties Properties PLC	940,729	3,398,548
CapitaLand Ltd.	3,226,600	7,664,952
CareTrust REIT, Inc.	92,026	1,556,160
Carmila SA	37,684	1,022,326
Castellum AB	347,042	6,259,985
Catena AB	22,281	476,892
City Developments Ltd.(a)	598,800	4,413,690
Citycon OYJ	491,906	1,035,129
CK Asset Holdings Ltd.	3,455,500	26,463,877
D Carnegie & Co. AB(d)	54,928	1,024,479
Daejan Holdings PLC	5,384	431,073
Deutsche Euroshop AG	65,149	2,296,980
Deutsche Wohnen SE, Bearer Shares	455,712	22,186,499
DIC Asset AG	60,249	687,332
Dios Fastigheter AB	103,125	658,072
Entra ASA(c)	138,532	2,022,754
F&C Commercial Property Trust Ltd.	674,876	1,295,495
Fabege AB	335,956	4,758,250
Fastighets AB Balder, B Shares(d)	124,479	3,618,353
First Capital Realty, Inc.	192,268	2,997,421
Grainger PLC	525,057	2,108,929
Grand City Properties SA	139,747	3,629,359
Hang Lung Properties Ltd.	2,621,000	5,510,745
Helical PLC	129,634	544,483
Hemfosa Fastigheter AB	191,063	2,624,023
Henderson Land Development Co. Ltd.(a)	1,515,184	8,463,119
Hongkong Land Holdings Ltd.	1,499,800	10,921,646
Hufvudstaden AB, A Shares	140,487	2,173,734
Hulic Co. Ltd.	452,700	4,442,712
Hysan Development Co. Ltd.	795,000	4,358,749
Inmobiliaria Colonial SA	384,973	4,143,541
Kennedy-Wilson Holdings, Inc.	159,561	3,334,825
Klovern AB, B Shares	665,361	875,974
Kojamo OYJ(d)	106,770	1,129,906
Kungsleden AB	247,825	1,998,889
LEG Immobilien AG	81,191	9,132,030
Mitsubishi Estate Co. Ltd.	1,515,900	26,304,811
Mitsui Fudosan Co. Ltd.	1,213,000	29,004,914
Mobimo Holding AG	7,682	1,906,190
New World Development Co. Ltd.	7,261,029	10,353,513

Security	Shares	Value
Real Estate Management & Development (continued)
Nomura Real Estate Holdings, Inc.	150,500	$3,285,081
NTT Urban Development Corp.	134,600	1,390,898
Phoenix Spree Deutschland Ltd.	105,749	477,454
PSP Swiss Property AG, Registered Shares	50,193	4,725,214
Sino Land Co. Ltd.	3,983,405	6,848,160
Sirius Real Estate Ltd.	1,192,202	913,979
Sumitomo Realty & Development Co. Ltd.	554,000	20,298,226
Sun Hung Kai Properties Ltd.	1,824,000	28,605,312
Swire Properties Ltd.	1,340,800	5,280,522
Swiss Prime Site AG, Registered Shares(d)	90,702	8,312,156
TAG Immobilien AG	161,692	3,655,065
Technopolis OYJ	169,906	768,241
TLG Immobilien AG	108,145	2,826,921
Tokyo Tatemono Co. Ltd.	263,800	3,551,864
UK Commercial Property REIT Ltd.	804,515	917,641
UNITE Group PLC	336,507	3,862,871
UOL Group Ltd.	631,400	3,333,820
Victoria Park AB, -B Shares	43,659	190,913
Vonovia SE	656,714	31,783,159
Wallenstam AB, B Shares	208,767	2,146,030
Wharf Holdings Ltd.	1,551,000	5,134,811
Wharf Real Estate Investment Co. Ltd.(a)	1,561,000	11,371,388
Wihlborgs Fastigheter AB	167,492	1,992,256

		399,247,414

Total Long-Term Investments — 98.0% (Cost — $1,820,936,492)		1,905,118,383

Short-Term Securities — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.18%(e)(f)(g)	41,238,154	41,250,525
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.86%(e)(g)	29,807,645	29,807,645

Total Short-Term Securities — 3.7% (Cost — $71,051,834)		71,058,170

Total Investments — 101.7% (Cost — $1,891,988,326)		1,976,176,553
Liabilities in Excess of Other Assets — (1.7)%		(32,199,164)

Net Assets — 100.0%		$1,943,977,389

(a)	Security, or a portion of the security, is on loan.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of security was purchased with the cash collateral from loaned securities.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) July 31, 2018	iShares Developed Real Estate Index Fund

(g)

During the six months ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 01/31/18	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	41,446,870	(208,716)	41,238,154	$41,250,525	$120,895	(b)	$(4,029)	$2,728
BlackRock Cash Funds: Treasury, SL Agency Shares	21,012,085	8,795,560	29,807,645	29,807,645	119,958		—	—

				$71,058,170	$240,853		$(4,029)	$2,728

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NIikkei 225 Index	16	09/13/18	$1,613	$(6,675)
SPI 200 Index	16	09/20/18	1,848	2,105
Dow Jones U.S. Real Estate Index	470	09/21/18	15,115	204,471

				$199,901

Derivative Financial Instruments Categorized by Risk Exposure

As of period ended, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$206,576	$—	$—	$—	$206,576

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$6,675	$—	$—	$—	$6,675

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended July 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$273,926	$—	$—	$—	$273,926

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$72,648	$—	$—	$—	$72,648

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$20,394,685

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) July 31, 2018	iShares Developed Real Estate Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	$1,122,757,751	$381,269,021	$—	$1,504,026,772
Hotels, Restaurants & Leisure	—	1,844,197	—	1,844,197
Real Estate Management & Development	15,847,472	383,399,942	—	399,247,414
Short-Term Securities	71,058,170	—	—	71,058,170

	$1,209,663,393	$766,513,160	$—	$1,976,176,553

Derivative Financial Instruments(a)
Assets:
Equity contracts	$206,576	$—	$—	$206,576
Liabilities:
Equity contracts	(6,675)	—	—	(6,675)

	$199,901	$—	$—	$199,901

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended July 31, 2018, transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 2 (a)	Transfers out of Level 1 (a)
Assets:
Investments:
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	$112,530,159	$(112,530,159)
Hotels, Restaurants & Leisure	1,399,801	(1,399,801)
Real Estate Management & Development	37,126,847	(37,126,847)

	$151,056,807	$(151,056,807)

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

Portfolio Abbreviations

CVA — Certificaten Van Aandelen (Dutch Certificate)

REIT — Real Estate Investment Trust

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities  (unaudited)

July 31, 2018

iShares Developed Real Estate Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $40,655,733) (cost — $1,820,936,492)	$1,905,118,383
Investments at value — affiliated (cost — $71,051,834)	71,058,170
Cash	1,991
Cash pledged for futures contracts	1,395,862
Foreign currency at value (cost — $10,560,913)	10,553,256
Receivables:
Capital shares sold	17,514,293
Dividends — unaffiliated	4,049,823
Variation margin on futures contracts	207,869
Receivable from Manager	1,909
Dividends — affiliated	32,356
Securities lending income — affiliated	11,809
Prepaid expenses	44,872

Total assets	2,009,990,593

LIABILITIES
Cash collateral on securities loaned at value	41,254,800
Payables:
Investments purchased	23,066,619
Capital shares redeemed	1,372,693
Investment advisory fees	190,557
Board realignment and consolidation	1,909
Other accrued expenses	118,672
Variation margin on futures contracts	6,616
Trustees’ and Officer’s fees	1,338

Total liabilities	66,013,204

NET ASSETS	$1,943,977,389

NET ASSETS CONSIST OF
Paid-in capital	$1,875,317,864
Accumulated net investment loss	(13,059,887)
Accumulated net realized loss	(2,648,742)
Net unrealized appreciation (depreciation)	84,368,154

NET ASSETS	$1,943,977,389

Institutional — Based on net assets of $32,370,473 and 3,090,660 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.47

Investor A — Based on net assets of $790,422 and 75,546 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.46

Class K — Based on net assets of $1,910,816,494 and 182,803,592 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.45

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended July 31, 2018

iShares Developed Real Estate Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$43,236,534
Securities lending income — affiliated — net	120,895
Dividends — affiliated	119,958
Foreign taxes withheld	(1,911,411)

Total investment income	41,565,976

EXPENSES
Investment advisory	1,053,536
Service and distribution — class specific	1,755
Custodian	75,024
Professional	48,830
Registration	28,489
Trustees and Officer	20,207
Transfer agent — class specific	14,522
Printing	14,083
Accounting services	814
Board realignment and consolidation	1,909
Miscellaneous	18,190

Total expenses	1,277,359
Less:
Fees waived and/or reimbursed by the Manager	(7,073)
Transfer agent fees and/or reimbursed — class specific	(728)

Total expenses after fees waived and/or reimbursed	1,269,558

Net investment income	40,296,418

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(782,805)
Investments — affiliated	(4,029)
Futures contracts	273,926
Foreign currency transactions	(348,775)

(861,683)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,110,720)
Investments — affiliated	2,728
Futures contracts	72,648
Foreign currency translations	(171,483)

(5,206,827)

Net realized and unrealized loss	(6,068,510)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,227,908

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets  (unaudited)

	iShares Developed Real Estate Index Fund
	Six Months Ended 07/31/18	Year Ended 01/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,296,418	$40,056,264
Net realized gain (loss)	(861,683)	3,907,413
Net change in unrealized appreciation (depreciation)	(5,206,827)	81,279,398

Net increase in net assets resulting from operations	34,227,908	125,243,075

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(575,054)	(779,920)
Investor A	(12,383)	(119,802)
Class K	(33,712,879)	(59,556,443)
From net realized gain:
Institutional	(2,285)	(83,298)
Investor A	(56)	(10,773)
Class K	(132,414)	(5,069,239)

Decrease in net assets resulting from distributions to shareholders	(34,435,071)	(65,619,475)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	192,713,855	778,907,521

NET ASSETS
Total increase in net assets	192,506,692	838,531,121
Beginning of period	1,751,470,697	912,939,576

End of period	$1,943,977,389	$1,751,470,697

Distributions in excess of net investment income, end of period	$—	$(19,055,989)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund
	Institutional
	Six Months Ended 07/31/18 (unaudited)		Year Ended January 31,			Period from 08/13/15 (a) to 01/31/16
			2018	2017
Net asset value, beginning of period	$10.51		$9.97	$9.35		$10.00

Net investment income(b)	0.19		0.35	0.29		0.12
Net realized and unrealized gain (loss)	(0.04)		0.68	0.56		(0.64)

Net increase (decrease) from investment operations	0.15		1.03	0.85		(0.52)

Distributions(c)
From net investment income	(0.19)		(0.45)	(0.23)		(0.13)
From net realized gain	(0.00	)(d)	(0.04)	(0.00	)(d)	—

Total distributions	(0.19)		(0.49)	(0.23)		(0.13)

Net asset value, end of period	$10.47		$10.51	$9.97		$9.35

Total Return(e)
Based on net asset value	1.50	%(f)	10.36%	9.09%		(5.19	)%(f)

Ratios to Average Net Assets
Total expenses	0.21	%(g)	0.22%	3.91	%(h)	2.89	%(g)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.21	%(g)	0.22%	0.29	%(h)	0.29	%(g)

Net investment income	3.73	%(g)	3.37%	2.94	%(h)	2.66	%(g)

Supplemental Data
Net assets, end of period (000)	$32,370		$29,007	$307		$326

Portfolio turnover rate	7%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.85%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)
	Investor A
	Six Months Ended 07/31/18 (unaudited)		Year Ended January 31,			Period from 08/13/15 (a) to 01/31/16
			2018	2017
Net asset value, beginning of period	$10.48		$9.95	$9.35		$10.00

Net investment income(b)	0.17		0.29	0.23		0.09
Net realized and unrealized gain (loss)	(0.03)		0.70	0.61		(0.61)

Net increase (decrease) from investment operations	0.14		0.99	0.84		(0.52)

Distributions(c)
From net investment income	(0.16)		(0.42)	(0.24)		(0.13)
From net realized gain	(0.00	)(d)	(0.04)	(0.00	)(d)	—

Total distributions	(0.16)		(0.46)	(0.24)		(0.13)

Net asset value, end of period	$10.46		$10.48	$9.95		$9.35

Total Return(e)
Based on net asset value	1.36	%(f)	10.01%	8.93%		(5.26	)%(f)

Ratios to Average Net Assets
Total expenses	0.59	%(g)	0.56%	2.27	%(h)	3.65	%(g)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.49	%(g)	0.49%	0.49	%(h)	0.49	%(g)

Net investment income	3.38	%(g)	2.78%	2.24	%(h)	2.00	%(g)

Supplemental Data
Net assets, end of period (000)	$790,422		$3,323	$1,539		$28

Portfolio turnover rate	7%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.79%.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)
	Class K
	Six Months Ended 07/31/18 (unaudited)		Year Ended January 31,			Period from 08/13/15 (a) to 01/31/16
			2018	2017
Net asset value, beginning of period	$10.49		$9.95	$9.35		$10.00

Net investment income(b)	0.19		0.32	0.26		0.10
Net realized and unrealized gain (loss)	(0.04)		0.71	0.60		(0.61)

Net increase (decrease) from investment operations	0.15		1.03	0.86		(0.51)

Distributions(c)
From net investment income	(0.19)		(0.45)	(0.26)		(0.14)
From net realized gain	(0.00	)(d)	(0.04)	(0.00	)(d)	—

Total distributions	(0.19)		(0.49)	(0.26)		(0.14)

Net asset value, end of period	$10.45		$10.49	$9.95		$9.35

Total Return(e)
Based on net asset value	1.54	%(f)	10.41%	9.12%		(5.17	)%(f)

Ratios to Average Net Assets
Total expenses	0.14	%(g)	0.17%	0.32	%(h)	3.21	%(g)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.14	%(g)	0.17%	0.19	%(h)	0.24	%(g)

Net investment income	3.80	%(g)	3.08%	2.65	%(h)	2.27	%(g)

Supplemental Data
Net assets, end of period (000)	$1,910,816		$1,719,140	$911,094		$4,640

Portfolio turnover rate	7%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.40%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Developed Real Estate Index Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets Inc.	$1,095,789	$(1,095,789)	$—
Credit Suisse Securities	910,892	(910,892)	—
JPMorgan Securities LLC	2,224,495	(2,224,495)
Merrill Lynch, Pierce, Fenner & Smith	3,061,242	(3,061,242)	—
Morgan Stanley & Co LLC	18,582,724	(18,582,724)	—
National Financial Services LLC	191,160	(191,160)	—
SG Americas Securities LLC	7,426,449	(7,426,449)
State Street Bank & Trust Company	3,635,873	(3,635,873)	—
Wells Fargo Securities LLC	3,527,109	(3,527,109)	—

	$40,655,733	$(40,655,733)	$—

(a)

Cash collateral with a value of $41,254,800 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, for that portion of the fund for which BFA acts as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Institutional	Investor A	Class K
Service Fee	—%	0.25%	—%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended July 31, 2018, the amount of $1,755 is the class specific service and distribution fees borne directly by Investor A of the Fund.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended July 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$54	$305	$3,181	$3,540

For the year ended January 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$9,552	$1,410	$3,560	$14,522

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. For the six months ended July 31, 2018, the amounts waived were $5,164.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and exchange-traded funds that have a contractual management fee through May 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended July 31, 2018, there were no fees waived.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Class K
Expense limitations	0.29%	0.49%	0.24%

The Manager has agreed not to reduce or discontinue this contractual expense limitations through May 31, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. Investor A waived and/or reimbursed an amount of $728.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended July 31, 2018, the amount reimbursed was $1,909.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of:

(a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and

(b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On July 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2019	2020	2021
Fund Level	$152,760	$—	$—
Institutional	—	—	—
Investor A	216	1,834	728
Class K	—	—	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the period ended July 31, 2018, the Fund paid BTC $30,224 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended July 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended July 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$6,066,821	$2,574,069	$(391,646)

7.	PURCHASES AND SALES

For the six months ended July 31, 2018, purchases and sales of investments, excluding short-term securities, were $344,181,881 and $125,457,741, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the two years in the period ended January 31, 2018 and the period ended January 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,924,309,750

Gross unrealized appreciation	$99,381,424
Gross unrealized depreciation	(47,314,720)

Net unrealized appreciation	$52,066,704

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended July 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated in a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the real estate investment trusts (REITs) sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 07/31/18		Year Ended 01/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	554,468	$5,635,806	2,756,008	$28,881,639
Shares issued in reinvestment of distributions	56,246	575,776	82,254	862,252
Shares redeemed	(281,123)	(2,884,527)	(107,930)	(1,128,371)

Net increase	329,591	$3,327,055	2,730,332	$28,615,520

Investor A
Shares sold	10,572	$105,808	212,912	$2,186,165
Shares issued in reinvestment of distributions	1,215	12,439	12,432	129,661
Shares redeemed	(253,451)	(2,541,734)	(62,858)	(653,387)

Net increase (decrease)	(241,664)	$(2,423,487)	162,486	$1,662,439

Class K
Shares sold	29,267,739	$298,268,589	69,984,690	$723,561,323
Shares issued in reinvestment of distributions	3,253,811	33,237,399	6,166,683	64,384,418
Shares redeemed	(13,677,004)	(139,695,701)	(3,756,282)	(39,316,179)

Net increase	18,844,546	$191,810,287	72,395,091	$748,629,562

Total Net Increase	18,932,473	$192,713,855	75,287,909	$778,907,521

As of July 31, 2018, shares of the Fund owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Total
Institutional	2,000
Investor A	2,000
Class K	496,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Developed Real Estate Index Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Fund (the “Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the past two one-year periods reported, the Fund’s net performance was out of the tolerance range of its benchmark for each of the periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the Fund’s out of tolerance performance over the applicable periods. The Board was informed that, among other things, the Fund outperformed its benchmark and breached its upper tolerance, which was primarily driven by positive performance stemming from U.S. tax advantages. The Fund is a U.S. fund that is not taxed on U.S. dividends, while the Fund’s benchmark index is taxed on dividends from all countries.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked third out of four funds, and that the actual management fee rate and total expense ratio each ranked third out of four funds relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	27

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Trustee

Mark Stalnecker, Chair Elect(a) of the Board; Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, California 94105

Accounting Agent and Custodian

State Street Bank and

Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment

Servicing (US), Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	29

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-7/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

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(b) –  Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 4, 2018

4